UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2006

AXT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24085	94-3031310
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4281 Technology Drive

Fremont, California   94538

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code: (510) 683-5900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

                On February 13, 2006, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of AXT, Inc. approved the 2006 Bonus Plan (the “Plan”) for the Company’s executive officers.  Under the terms of the Plan, bonuses are payable quarterly to executive officers upon achievement of quarterly performance measures established by the Compensation Committee.  A portion a portion of each executive officer’s target bonuses shall be determined based upon achievement of Company financial measures and a portion shall be determined based upon individual performance metrics established for each executive officer, including financial and operating metrics.  The performance measures include financial measures for the Company of target revenues, gross profit and operating expenses.  The following sets forth the annual maximum target bonus payable to each executive officer if performance measures are achieved:

Name	Maximum Target Bonus Amount

Philip C.S. Yin
Chief Executive Officer	$120,000

Minsheng Lin
Chief Operating Officer	$100,000

Davis Zhang
President, Joint Venture Operations	$70,000

Morris S. Young
Chief Technology Officer	$60,000

Wilson W. Cheung
Chief Financial Officer	$60,000

Item 2.02 Results of Operations and Financial Condition

The following information is being “furnished” in accordance with General Instruction B.2 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

On February 15, 2006, AXT, Inc. issued a press release announcing its financial results for the quarter and year ended December 31, 2005.  Attached hereto as exhibit 99.1 and incorporated by reference herein is financial information of AXT, Inc. for the three-month and twelve-month periods ended December 31, 2005 as presented in a press release of February 15, 2006.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

99.1                           Earnings release dated February 15, 2006, regarding the financial results of AXT, Inc. for the quarter and year ended December 31, 2005.

Exhibit 99.1 shall not be deemed “filed” for the purpose of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXT, INC.

Date: February 15, 2006	By:	/s/ WILSON W. CHEUNG
Wilson W. Cheung
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Earnings release dated February 15, 2006, regarding the financial results of AXT, Inc. for the quarter and year ended December 31, 2005.